As of January 31, 2010, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity
NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT DOW 30-INVESTOR            34.20%

NATIONAL FINANCIAL SERVICES LLC
EUROPE 30-INVESTOR                    27.06%

AMERITRADE INC
MID-CAP VALUE-INVESTOR		      29.80%

NATIONAL FINANCIAL SERVICES LLC
FALLING U.S. DOLLAR-INVESTOR	      25.70%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT LATIN AMERICA-SERVICE      26.80%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT DOW 30-SERVICE     	      34.20%

CHARLES SCHWAB AND CO INC
ULTRALATIN AMERICA-SERVICE     	      27.08%

NATIONAL FINANCIAL SERVICES LLC
FALLING U.S. DOLLAR-SERVICE           25.70%

AMERITRADE INC
SMALL-CAP GROWTH-INVESTOR             25.28%

NATIONAL FINANCIAL SERVICES LLC
MID-CAP-INVESTOR	              48.50%

CHARLES SCHWAB AND CO INC
ULTRALATIN AMERICA-INVESTOR           27.08%

NATIONAL FINANCIAL SERVICES LLC
ULTRASHORT LATIN AMERICA-INVESTOR     26.80%

NATIONAL FINANCIAL SERVICES LLC
EUROPE 30-SERVICE                     27.06%

NATIONAL FINANCIAL SERVICES LLC
BULL-INVESTOR                         48.00%

NATIONAL FINANCIAL SERVICES LLC
BULL-SERVICE                          48.00%

NATIONAL FINANCIAL SERVICES LLC
UTILITIES-SERVICE                     41.23%

CHARLES SCHWAB AND CO INC
BASIC MATERIALS-INVESTOR              34.52%

NATIONAL FINANCIAL SERVICES LLC
UTILITIES-SERVICE                     32.49%

TRUST COMPANY OF AMERICA
CONSUMER GOODS-INVESTOR               37.09%

NATIONAL FINANCIAL SERVICES LLC
SEMICONDUCTOR-INVESTOR                34.19%

CHARLES SCHWAB AND CO INC
OIL & GAS-INVESTOR                    26.74%

NATIONAL FINANCIAL SERVICES LLC
FINANCIALS-INVESTOR                   29.42%

NATIONAL FINANCIAL SERVICES LLC
BANKS-SERVICE                         29.72%

NATIONAL FINANCIAL SERVICES LLC
HEALTH CARE-SERVICE                   29.48%

NATIONAL FINANCIAL SERVICES LLC
MID-CAP-SERVICE                       48.50%

CHARLES SCHWAB AND CO INC
ULTRAJAPAN-INVESTOR                   39.43%

NATIONAL FINANCIAL SERVICES LLC
RISING RATES OPPORTUNITY-INVESTOR     37.48%

AMERITRADE INC
LARGE-CAP VALUE-INVESTOR              43.89%

TRUST COMPANY OF AMERICA
SHORT SMALL-CAP-INVESTOR              27.46%

NATIONAL FINANCIAL SERVICES LLC
TECHNOLOGY-SERVICE                    28.75%

CHARLES SCHWAB AND CO INC
TECHNOLOGY-SERVICE                    48.38%

NATIONAL FINANCIAL SERVICES LLC
TECHNOLOGY-INVESTOR                   28.75%

NATIONAL FINANCIAL SERVICES LLC
UTILITIES-INVESTOR                    41.23%

CHARLES SCHWAB AND CO INC
OIL & GAS-SERVICE                     26.74%

CHARLES SCHWAB AND CO INC
BASIC MATERIALS-SERVICE               34.52%

NATIONAL FINANCIAL SERVICES LLC
BIOTECHNOLOGY-SERVICE                 32.49%

CHARLES SCHWAB AND CO INC
BIOTECHNOLOGY-SERVICE                 26.66%

NATIONAL FINANCIAL SERVICES LLC
SEMICONDUCTOR-SERVICE                 34.19%

CHARLES SCHWAB AND CO INC
SEMICONDUCTOR-SERVICE                 42.58%

NATIONAL FINANCIAL SERVICES LLC
BANKS-INVESTOR                        29.72%

NATIONAL FINANCIAL SERVICES LLC
RISING RATES OPPORTUNITY-SERVICE      27.48%

NATIONAL FINANCIAL SERVICES LLC
INDUSTRIALS-SERVICE                   73.04%





As of January 31, 2010, the following
persons or entities no longer own
more than 25% of a funds voting security.

NATIONAL FINANCIAL SERVICES LLC
uLTRACHINA-INVESTOR	 	      23.02%

CHARLES SCHWAB AND CO INC.
ULTRASMALL-CAP-INVESTOR	 	      14.48%

AMERITRADE INC
RISING U.S. DOLLAR-INVESTOR	      16.31%

CHARLES SCHWAB AND CO INC.
RISING RATES OPPORTUNITY 10-SERVICE   00.00%

CHARLES SCHWAB AND CO INC.
FALLING U.S. DOLLAR-INVESTOR          20.64%

NATIONAL FINANCIAL SERVICES LLC
ULTRAMID-CAP-INVESTOR	 	      21.55%

NATIONAL FINANCIAL SERVICES LLC
SHORT OIL & GAS-INVESTOR	      21.48%

CHARLES SCHWAB AND CO INC.
SHORT OIL & GAS-SERVICE	 	      00.00%

NATIONAL FINANCIAL SERVICES LLC
ULTRALATIN AMERICA-INVESTOR	      21.20%

NATIONAL FINANCIAL SERVICES LLC
SMALL-CAP GROWTH-INVESTOR	      11.43%

AMERITRADE INC
RISING U.S. DOLLAR-INVESTOR	      16.31%

NATIONAL FINANCIAL SERVICES LLC
ULTRAINTERNATIONAL-SERVICE	      00.00%

NATIONAL FINANCIAL SERVICES LLC
MID-CAP GROWTH-INVESTOR	              22.87%

AMERITRADE INC
ULTRACHINA-SERVICE   		       6.10%

NATIONAL FINANCIAL SERVICES LLC
ULTRACHINA-SERVICE   		      23.02%

CHARLES SCHWAB AND CO INC.
MID-CAP-INVESTOR	 	      5.58%

NATIONAL FINANCIAL SERVICES LLC
ULTRALATIN AMERICA-SERVICE	      21.20%

CHARLES SCHWAB AND CO INC.
PHARMACEUTICALS-SERVICE	 	      00.00%

CHARLES SCHWAB AND CO INC.
ULTRANASDAQ-100-INVESTOR	      22.11%

NATIONAL FINANCIAL SERVICES LLC
ULTRABEAR-SERVICE   		      17.34%

CHARLES SCHWAB AND CO INC.
BEAR-INVESTOR    	 	      11.76%

NATIONAL FINANCIAL SERVICES LLC
NASDAQ-100-INVESTOR   		      17.18%

CHARLES SCHWAB AND CO INC.
CONSUMER GOODS-INVESTOR	 	      19.03%

CHARLES SCHWAB AND CO INC.
ULTRANASDAQ-100-SERVICE  	      22.11%

NATIONAL FINANCIAL SERVICES LLC
NASDAQ-100-SERVICE   		      17.18%

NATIONAL FINANCIAL SERVICES LLC
MOBILE TELECOMMUNICATIONS-INVESTOR    22.73%

NATIONAL FINANCIAL SERVICES LLC
OIL EQUIPMEMT,SVCS & DIST.-INVESTOR   23.87%

TRUST COMPANY OF AMERICA
U.S. GOVERNMENT PLUS-INVESTOR         11.39%

NATIONAL FINANCIAL SERVICES LLC
ULTRABEAR-INVESTOR  		      17.34%

NATIONAL FINANCIAL SERVICES LLC
MOBILE TELECOMMUNICATIONS-SERVICE     22.73%

NATIONAL FINANCIAL SERVICES LLC
OIL EQUIPMEMT,SVCS & DIST.-SERVICE    22.19%